UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  November 26, 2004


     NOMURA ASSET ACCEPTANCE CORPORATION, (as depositor under a Pooling and Servicing Agreement, dated as of September 1, 2004, providing for the issuance of Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2004-AR2, Mortgage Pass-Through Certificates, Series 2004-AR2)


                       NOMURA ASSET ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-109614-04                13-3672336
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, NY                                                    10281
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2004, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee and custodian.

     On November 26, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 26, 2004 as Exhibit 99.1.

NOMURA ASSET ACCEPTANCE CORPORATION
Alternative Loan Trust, Series 2004-AR2
Mortgage Pass-Through Certificates, Series 2004-AR2
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee and Custodian under the Agreement referred to herein


Date:  November 30, 2004              By:   /s/  Andrew Cooper
                                  ---------------------------------------
                                      Andrew Cooper
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         November 26, 2004

Exhibit 99.1

Monthly Certificateholder Statement on November 26, 2004



                      Nomura Asset Acceptance Corporation
              Mortgage Pass-Through Certificates, Series 2004-AR2
                         Statement to Certificateholders
                                November 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED       PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES     INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA        64,489,000.00    63,382,505.06    1,514,380.00    197,968.53       1,712,348.53   0.00       0.00       61,868,125.06
IIA       71,630,000.00    70,080,954.97    2,521,128.78    145,924.12       2,667,052.90   0.00       0.00       67,559,826.19
IIIA1    130,745,000.00   129,472,872.81    3,168,229.38    267,289.55       3,435,518.93   0.00       0.00      126,304,643.43
IIIA2     62,355,000.00    61,748,296.18    1,510,994.25    127,475.93       1,638,470.18   0.00       0.00       60,237,301.93
IIIA3     21,455,000.00    21,246,246.40      519,900.27     45,183.68         565,083.95   0.00       0.00       20,726,346.13
M1        14,298,000.00    14,298,000.00            0.00     32,313.48          32,313.48   0.00       0.00       14,298,000.00
M2         4,891,000.00     4,891,000.00            0.00     13,618.72          13,618.72   0.00       0.00        4,891,000.00
M3         4,139,000.00     4,139,000.00            0.00     12,812.50          12,812.50   0.00       0.00        4,139,000.00
M4         2,257,884.00     2,257,884.00            0.00      7,691.86           7,691.86   0.00       0.00        2,257,884.00
P                100.00           100.00            0.00     15,611.42          15,611.42   0.00       0.00              100.00
R                  0.00             0.00            0.00          0.00               0.00   0.00       0.00                0.00
TOTALS   376,259,984.00   371,516,859.42    9,234,632.68    865,889.79      10,100,522.47   0.00       0.00      362,282,226.74
---------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         NOTIONAL                                                      REALIZED     DEFERRED        NOTIONAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES     INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
X        376,259,884.00   372,676,587.28            0.00          0.00               0.00   0.00       0.00     364,450,796.90
----------------------------------------------------------------------------------------------------------------------------------



             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------
                       BEGINNING                                                           ENDING                       CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL        CLASS  PASS-THROUGH RATE
--------------------------------------------------------------------------------------------------------------------------------
IA       65535VER5      982.84211354     23.48276450     3.06980307    26.55256757     959.35934904      IA          3.748073 %
IIA      65535VES3      978.37435390     35.19654865     2.03719280    37.23374145     943.17780525      IIA         2.342500 %
IIIA1    65535VET1      990.27016567     24.23212651     2.04435772    26.27648423     966.03803916      IIIA1       2.322500 %
IIIA2    65535VEU8      990.27016566     24.23212653     2.04435779    26.27648432     966.03803913      IIIA2       2.322500 %
IIIA3    65535VEV6      990.27016546     24.23212631     2.10597436    26.33810068     966.03803915      IIIA3       2.392500 %
M1       65535VEW4    1,000.00000000      0.00000000     2.26000000     2.26000000   1,000.00000000      M1          2.542500 %
M2       65535VEX2    1,000.00000000      0.00000000     2.78444490     2.78444490   1,000.00000000      M2          3.132500 %
M3       65535VEY0    1,000.00000000      0.00000000     3.09555448     3.09555448   1,000.00000000      M3          3.482500 %
M4       65535VEZ7    1,000.00000000      0.00000000     3.40666748     3.40666748   1,000.00000000      M4          3.832500 %
P        65535VFB9    1,000.00000000      0.00000000          #####          #####   1,000.00000000      P           0.000000 %
TOTALS   65535VFA1      987.39402333     24.54322296     2.30130715    26.84453011     962.85080037
---------------------------------------------------------------------------------------------------------------------------------
                       BEGINNING                                                           ENDING                       CURRENT
CLASS     CUSIP        NOTIONAL       PRINCIPAL        INTEREST        TOTAL              NOTIONAL        CLASS  PASS-THROUGH RATE
--------------------------------------------------------------------------------------------------------------------------------
X        63335VFA1      990.47653797      0.00000000     0.00000000     0.00000000     968.61454648      X           0.000000 %
--------------------------------------------------------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Janet M Russo
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4508
                              Fax: (212) 623-5930
                          Email: janet.russo@chase.com

                          Scheduled Principal Payments (Total)                                                143,232.30
                                                Group 1                                                        19,671.19
                                                Group 2                                                        29,409.14
                                                Group 3                                                        94,151.97

                          Principal Prepayments (Total)                                                     8,087,102.57
                                                Group 1                                                     1,329,254.29
                                                Group 2                                                     2,220,494.48
                                                Group 3                                                     4,537,353.80

                          Repurchase Principal (Total)                                                              0.00
                                                Group 1                                                             0.00
                                                Group 2                                                             0.00
                                                Group 3                                                             0.00

                          Substitution Amounts (Total)                                                              0.00
                                                Group 1                                                             0.00
                                                Group 2                                                             0.00
                                                Group 3                                                             0.00

                          Net Liquidation Proceeds (Total)                                                          0.00
                                                Group 1                                                             0.00
                                                Group 2                                                             0.00
                                                Group 3                                                             0.00

                          Insurance Proceeds (Total)                                                                0.00
                                                Group 1                                                             0.00
                                                Group 2                                                             0.00
                                                Group 3                                                             0.00

                          Other Principal (Total)                                                              -4,544.49
                                                Group 1                                                            15.28
                                                Group 2                                                        -4,196.88
                                                Group 3                                                          -362.89

                          Beginning Number of Loans Outstanding (Total)                                            1,691
                                                Group 1                                                              284
                                                Group 2                                                              197
                                                Group 3                                                            1,210

                          Beginning Aggregate Loan Balances (Total)                                       372,676,587.64
                                                Group 1                                                    68,358,052.04
                                                Group 2                                                    75,685,949.07
                                                Group 3                                                   228,632,586.53

                          Ending Number of Loans Outstanding (Total)                                               1,658
                                                Group 1                                                              279
                                                Group 2                                                              191
                                                Group 3                                                            1,188

                          Ending Aggregate Loan Balances (Total)                                          364,450,797.26
                                                Group 1                                                    67,009,111.28
                                                Group 2                                                    73,440,242.33
                                                Group 3                                                   224,001,443.65

                          Servicing Fees (Total, including Master Servicing Fees and PMI Fees)                 77,640.97
                                                Group 1                                                        14,241.27
                                                Group 2                                                        15,767.91
                                                Group 3                                                        47,631.79
                          Prepayment Penalties                                                                 15,611.42
                                                Group 1                                                        11,348.69
                                                Group 2                                                             0.00
                                                Group 3                                                         4,262.73

                          Agregate Balance of Loans w/Prepayment Penalties                                    709,515.84
                                                Group 1                                                       567,345.07
                                                Group 2                                                             0.00
                                                Group 3                                                       142,170.77

                          Count of Loans w/Prepayment Penalties                                                     4.00
                                                Group 1                                                             3.00
                                                Group 2                                                             0.00
                                                Group 3                                                             1.00

                          Current Advances (Total)                                                                   N/A
                                                Group 1                                                              N/A
                                                Group 2                                                              N/A
                                                Group 3                                                              N/A

                          Outstanding Advances (Total)                                                               N/A
                                                Group 1                                                              N/A
                                                Group 2                                                              N/A
                                                Group 3                                                              N/A

                          Delinquent Mortgage Loans
                                                 Group 1
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                         4             1,219,444.54                  1.82 %
                                                2 Month                         0                     0.00                  0.00 %
                                                3 Month                         0                     0.00                  0.00 %
                                                Total                       4                 1,219,444.54                  1.82 %
                                                 Group 2
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        11             3,298,303.70                  4.49 %
                                                2 Month                         0                     0.00                  0.00 %
                                                3 Month                         0                     0.00                  0.00 %
                                                Total                      11                 3,298,303.70                  4.49 %
                                                 Group 3
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                         9             1,942,998.67                  0.87 %
                                                2 Month                         0                     0.00                  0.00 %
                                                3 Month                         0                     0.00                  0.00 %
                                                 Total                          9             1,942,998.67                  0.87 %
                                                 Group Totals
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        24             6,460,746.91                  1.77 %
                                                2 Month                         0                     0.00                  0.00 %
                                                3 Month                         0                     0.00                  0.00 %
                                                 Total                         24             6,460,746.91                  1.77 %
                          * Delinquent Bankruptcies are included in the table above.
                          Bankruptcies
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                 Group 3
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                * Only Current Bankruptcies are reflected in the table above.

                          Foreclosures
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                 Group 3
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                          REO Properties
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                 Group 3
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

                          Current Realized Losses (Total)                                                                0.00
                                                Group 1                                                                  0.00
                                                Group 2                                                                  0.00
                                                Group 3                                                                  0.00

                          Subsequent Losses (Total)                                                                      0.00
                                                Group 1                                                                  0.00
                                                Group 2                                                                  0.00
                                                Group 3                                                                  0.00

                          Subsequent Loss Recoveries (Total)                                                             0.00
                                                Group 1                                                                  0.00
                                                Group 2                                                                  0.00
                                                Group 3                                                                  0.00

                          Current Period Net Loss (Total)                                                                0.00
                                                Group 1                                                                  0.00
                                                Group 2                                                                  0.00
                                                Group 3                                                                  0.00

                          Cumulative Realized Losses (Total)                                                             0.00
                                                Group 1                                                                  0.00
                                                Group 2                                                                  0.00
                                                Group 3                                                                  0.00

                          Beginning Gross Weighted Average Coupon (Deal)                                             6.2363 %
                                                Group 1                                                              5.0481 %
                                                Group 2                                                              6.5478 %
                                                Group 3                                                              6.4884 %

                          Weighted Average Term to Maturity (Deal)                                                        356
                                                Group 1                                                                   356
                                                Group 2                                                                   356
                                                Group 3                                                                   356

  Trigger Event                                                                                                            NO
                          TEST I - Trigger Event Occurrence                                                                NO
                          (Is Rolling 3 Month Delinquency Rate > 40% of of Senior Enhancement Percetage ?)
                          Rolling 3 Month Delinquency Rate                                                          0.00000 %
                          40% of of Senior Enhancement Percetage                                                    2.93545 %
                          OR
                          TEST II - Trigger Event Occurrence                                                               NO
                          (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                          Cumulative Realized Losses as % of Original Loan Bal                                            0.00000 %
                          Required Cumulative Loss %                                                                      0.00000 %

  O/C Reporting
                          Targeted Overcollateralization Amount                                                        3,762,577.02
                          Ending Overcollateralization Amount                                                          2,168,670.53
                          Ending Overcollateralization Deficiency                                                      1,593,906.49
                          Overcollateralization Release Amount                                                                 0.00
                          Monthly Excess Interest                                                                      1,008,842.31
                          Payment to Class X                                                                                   0.00

  Basic Risk Reserve Fund Account:
                          Beginning Balance                                                                                    0.00
                          Additions to the Basic Risk Reserve Fund                                                             0.00
                          Withdrawals from the Basic Risk Reserve Fund                                                         0.00
                          Ending Balance                                                                                       0.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
